Exhibit 99.1

INSTRUCTIONS AS TO USE OF
SEVEN HILLS REALTY TRUST
RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, D.F. KING & CO., INC., YOUR BANK OR YOUR BROKER
AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Seven Hills Realty Trust, a Maryland real estate investment trust (the “Company"), to its shareholders of record (the “Record Holders”) as described in the Company’s prospectus supplement dated October 30, 2025 and accompanying prospectus dated September 29, 2025 (together, the “Prospectus”). Record Holders of the Company’s common shares of beneficial interest, $0.001 par value per share (“Common Shares”), as of 5:00 p.m., New York City Time, on November 10, 2025 (the “Record Date”) are receiving, at no charge, transferable subscription rights (the “Subscription Rights”) to purchase Common Shares. In the Rights Offering, the Company is offering transferable rights to purchase up to an aggregate of 7,532,861 Common Shares.

Each Record Holder will receive one Subscription Right for each Common Share owned of record as of 5:00 p.m., New York City Time, on the Record Date (the “Primary Subscription Right”). The Rights will expire, if not exercised prior to 5:00 p.m., New York City Time, on December 4, 2025, unless extended (the “Expiration Date”). Each holder of Subscription Rights (“Holder”) is entitled to subscribe for one Common Share for every two Subscription Rights held at the subscription price of $8.65 per Common Share (the “Subscription Price”). For example, if a Record Holder owned 100 Common Shares as of 5:00 p.m., New York City Time, on the Record Date, the Record Holder would receive 100 Subscription Rights and would be entitled to subscribe for 50 Common Shares at the Subscription Price. The Company will not issue fractional Common Shares upon the exercise of Subscription Rights; accordingly, Subscription Rights may be exercised only in integer multiples of two, except that any Record Holder who owns fewer than two Common Shares as of the Record Date may subscribe, at the Subscription Price, for one full Common Share.

If a Holder elects to purchase the maximum amount of Common Shares available to the Holder pursuant to the Holder’s Primary Subscription Right, such Holder will also be entitled to exercise an over-subscription privilege (the “Over-Subscription Privilege”) to subscribe, subject to allotment, to purchase additional Common Shares, if any, that are not purchased by other Holders pursuant to their Primary Subscription Right (the “Unsubscribed Shares”) as of the Expiration Date. If sufficient Unsubscribed Shares are available, the Company will honor over-subscription requests in full. Common Shares acquired pursuant to the Over-Subscription Privilege are subject to proration and share ownership limitations set forth in the Company’s declaration of trust. See “The Offering – Over-Subscription Privilege” in the Prospectus. If the number of Unsubscribed Shares is not sufficient to satisfy in full all Over-Subscription Privilege requests, then the Unsubscribed Shares will be allocated pro rata among Holders in proportion to the number of rights exercised by such Holder under such Holder’s Primary Subscription Right; provided, however, that no Holder shall be allocated a greater number of Unsubscribed Shares than such Holder paid for.

Each Holder will be required to submit payment in full for all the shares the Holder wishes to buy with the Holder’s Over-Subscription Privilege. Because we will not know the total number of Unsubscribed Shares prior to the Expiration Date, if a Holder wishes to maximize the number of shares the Holder may purchase pursuant to the Holder’s Over-Subscription Privilege, the Holder will need to deliver payment in an amount equal to the aggregate Subscription Price for the maximum number of Common Shares available to the Holder, assuming that no person other than the Holder purchases any Common Shares pursuant to their Primary Subscription Right and Over-Subscription Privilege. Any excess subscription payments received by the Subscription Agent will be returned, without interest.

The Company will not be required to issue Common Shares to you if the Subscription Agent does not receive your payment prior to the Expiration Date. The Company may extend the Expiration Date by giving oral or written notice to the Subscription Agent on or before the Expiration Date. The Primary Subscription Rights will be evidenced by Transferable Subscription Rights Certificates (the “Rights Certificates”).

The number of Subscription Rights to which you are entitled is printed on the face of your Rights Certificate. The number of Subscription Rights printed on the face of the Rights Certificate can be used to help you determine your percentage ownership for the purposes of determining the number of shares you elect to subscribe for pursuant to the Over-Subscription Privilege. You should indicate your wishes with regard to the exercise of your Subscription Rights by completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided.

YOUR RIGHTS CERTIFICATE, AND SUBSCRIPTION PRICE PAYMENT FOR EACH SUBSCRIPTION RIGHT THAT IS EXERCISED PURSUANT TO THE PRIMARY SUBSCRIPTION RIGHT PLUS THE FULL SUBSCRIPTION PRICE FOR ANY COMMON SHARES SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE. ONCE A HOLDER OF SUBSCRIPTION RIGHTS HAS EXERCISED THE PRIMARY SUBSCRIPTION RIGHT OR THE OVER-SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED, EVEN IF THE RIGHTS OFFERING IS EXTENDED BY THE COMPANY’S BOARD OF TRUSTEES. SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT VALUE.

1.	Method of Subscription—Exercise of Subscription Rights.

To exercise Subscription Rights, (i) complete your Rights Certificate and send the properly completed and originally executed Rights Certificate to the Subscription Agent, or (ii) if your Common Shares are held in an account with your broker-dealer, trust company, bank or other nominee that qualifies as an Eligible Guarantor Institution (“Eligible Guarantor Institution”) as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the Subscription Agent by the Expiration Date. The signature of the Record Holder must be guaranteed only if the Record Holder directs the Rights Certificate to be sent to a location other than the Record Holder's record address. Unless payment is effected by means of a notice of guaranteed delivery, on or prior to the Expiration Date, payment in full of the Subscription Price for each share subscribed for pursuant to the Primary Subscription Right plus the full Subscription Price for any Unsubscribed Shares you elect to subscribe for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent. Payment of the Subscription Price will be held in a segregated account to be maintained by the Subscription Agent. All payments must be made in United States dollars for the full number of Common Shares being subscribed for, by check or bank draft drawn on a bank or branch located in the United States and payable to Equiniti Trust Company, LLC at the address set forth below.

By Notice of Guaranteed Delivery:

Contact an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the Subscription Rights.

By mail, courier, or other expedited service:

Equiniti Trust Company, LLC

Voluntary Corporate Actions

1110 Centre Pointe Curve

Suite # 101

Mendota Heights, MN 55120

Delivery to an address or by a method other than those above will not constitute valid delivery. The Rights Certificate and payment of the Subscription Price must be delivered to the Subscription Agent by one of the methods described above.

Any questions or requests for information should be addressed to the Information Agent of the Rights Offering, D.F. King & Co., Inc., at the below address:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, NY 10005

Bankers and Brokers Call: (646) 970-2125

Others Call Toll Free: (866) 342-4881

Email: SEVN@dfking.com

When making arrangements with your bank or broker for the delivery of funds on your behalf you may also request such bank or broker to exercise the Rights Certificate on your behalf.

Common Shares will not be issued to a Holder unless and until payment in full for such Common Shares is received by the Company. If a Holder who subscribes for Common Shares pursuant to the Primary Subscription Right or Over-Subscription Privilege does not make payment of any amounts due by the Expiration Date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the Subscription Agent reserves the right to take any or all of the following actions: (1) reallocate the Common Shares to other participating Holders in accordance with the Over-Subscription Privilege; (2) apply any payment actually received by it from the participating Holder toward the purchase of the greatest whole number of Common Shares which could be acquired by such Holder upon exercise of the Primary Subscription Right and/or the Over-Subscription Privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for Common Shares.

Brokers, custodian banks and other nominee holders of Subscription Rights who exercise the Primary Subscription Right and the Over-Subscription Privilege on behalf of beneficial owners of Subscription Rights will be required to certify to the Subscription Agent and the Company, in connection with the exercise of the Over-Subscription Privilege, as to the aggregate number of Subscription Rights that have been exercised pursuant to the Primary Subscription Right and the number of Common Shares that are being subscribed for pursuant to the Over-Subscription Privilege, by each beneficial owner of Subscription Rights (including such nominee itself) on whose behalf such nominee holder is acting. The Company can provide no assurances that each Holder will actually be entitled to purchase the number of Common Shares issuable upon the exercise of its Over-Subscription Privilege in full at the expiration of the Rights Offering. The Company will not be able to satisfy a Holder’s exercise of the Over-Subscription Privilege, if all of the Holders exercise their Primary Subscription Rights in full. The Company will only honor an Over-Subscription Privilege to the extent sufficient Common Shares are available following the exercise of subscription rights under the Primary Subscription Rights. To the extent the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to a Holder is less than the aggregate Subscription Price the Holder actually paid in connection with the exercise of the Over-Subscription Privilege, the Holder will receive only the number of Unsubscribed Shares allocated to the Holder and, as soon as practicable after the Expiration Date, the Holder’s excess subscription payment received by the Subscription Agent will be returned, without interest. To the extent the amount the Holder actually paid in connection with the exercise of the Over-Subscription Privilege is less than the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to the Holder pursuant to the Over-Subscription Privilege, such Holder will be allocated the number of Unsubscribed Shares for which it actually paid in connection with the Over-Subscription Privilege. See “The Offering — Over-Subscription Privilege” in the Prospectus.

2.	Issuance of Common Shares.

The following deliveries and payments will be made to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary in your Rights Certificate.

(a)  Primary Subscription Right. As soon as practicable after the Expiration Date and the valid exercise of Subscription Rights, the Subscription Agent will issue to each Holder exercising his or her Primary Subscription Right the Common Shares (in book-entry, or uncertificated, form) purchased by such Holder pursuant to the Primary Subscription Right.

(b)  Over-Subscription Privilege . After all allocations, pro-rations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will issue to each Holder that validly exercises his or her Over-Subscription Privilege the Common Shares (in book-entry, or uncertificated, form), if any, allocated to such Holder pursuant to the Over-Subscription Privilege.

(c)  Excess Cash Payments. After all allocations, pro-rations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payments received in payment of the Subscription Price by the Subscription Agent will be mailed to each Holder, without interest.

3.	Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b)  Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the Holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

(c)  Signature Guarantees. If you completed any part of Form 2 or Form 3 of the Rights Certificate to provide that the shares issued pursuant to your exercise of Subscription Rights be (x) issued in a name other than that of the registered holder, or (y) sent to an address other than that shown on the front of the Rights Certificate, your signature in Form 4 must be guaranteed in Form 5 by an Eligible Guarantor Institution.

4.	Method of Delivery.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Holder.

5.	Special Provisions Relating to the Delivery of Rights through the Depository Trust Company.

In the case of Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Primary Subscription Right and of the Over-Subscription Privilege may be effected by instructing DTC to transfer Subscription Rights from the DTC account of such Holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Subscription Rights exercised subscribed for pursuant to the Primary Subscription Right and the number of Unsubscribed Shares subscribed for pursuant to the Over-Subscription Privilege by each beneficial owner of Subscription Rights on whose behalf such nominee is acting, and payment of the Subscription Price for each Common Shares subscribed for pursuant to the Primary Subscription Right and the Over-Subscription Privilege.

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